Income Taxes	2 Months Ended	9 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2014	Jan. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes
6. Income Taxes

Deferred income taxes are provided on a liability method whereby deferred tax assets and liabilities are recognized for temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Significant management judgment is required in determining the Company’s provision for income taxes and the recoverability of the Company’s deferred tax assets. Such determination is based primarily on the Company’s historical taxable income, with some consideration given to the Company’s estimates of future taxable income by jurisdictions in which the Company operates and the period over which the Company’s deferred tax assets will be recoverable. Due to overall cumulative losses incurred in recent years, the Company maintained a valuation allowance against its deferred tax assets as of March 31, 2014 and January 31, 2014. The Company is subject to U.S. federal income tax, as well as income tax of multiple state tax jurisdictions. The Company and its subsidiaries are currently open to audit under the statute of limitations by the Internal Revenue Service for the years ended December 31, 2010 and later. The Company’s state income tax returns are open to audit under the statute of limitations for the years ended December 31, 2009 and later. The Company does not anticipate any material unrecognized tax benefits within the next twelve months.

8. Income Taxes

Deferred income taxes are provided on a liability method whereby deferred tax assets and liabilities are recognized for temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Significant management judgment is required in determining the Company’s provision for income taxes and the recoverability of the Company’s deferred tax assets. Such determination is based primarily on the Company’s historical taxable income, with some consideration given to the Company’s estimates of future taxable income by jurisdictions in which the Company operates and the period over which the Company’s deferred tax assets will be recoverable. Due to overall cumulative losses incurred in recent years, the Company maintained a full valuation allowance against its deferred tax assets as of December 31, 2014 and March 31, 2014. The Company is subject to U.S. federal income tax, as well as income tax of multiple state tax jurisdictions.

ASC No. 740 addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under ASC No. 740, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. The tax benefits recognized in the financial statements from such position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. ASC No. 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods and disclosure requirements. The Company and its subsidiaries are currently open to audit under the statute of limitations by the Internal Revenue Service for the years ended December 31, 2011 and later. The Company’s state income tax returns are open to audit under the statute of limitations for the years ended December 31, 2010 and later. The Company does not anticipate any material unrecognized tax benefits within the next twelve months.

7. Income Taxes

The Company uses the liability method of accounting for income taxes as set forth in ASC 740 (formerly Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (“SFAS 109”)). Under the liability method, deferred taxes are determined based on differences between the financial statement and tax bases of assets and liabilities using enacted tax rates. As of January 31, 2014, the Company had federal and California tax net operating loss carryforwards of approximately $10.5 million and $10.5 million, respectively. The federal and California net operating loss carryforwards will expire at various dates from 2029 through 2033. Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss and credit carryforwards may be limited if a cumulative change in ownership of more than 50% occurs within any three-year period since the last ownership change. The Company may have had a change in control under these Sections. However, the Company does not anticipate performing a complete analysis of the limitation on the annual use of the net operating loss and tax credit carryforwards until the time that it projects it will be able to utilize these tax attributes.

Significant components of the Company’s deferred tax assets as of January 31, 2014 and January 31, 2013 are shown below. A valuation allowance of $4,163,638 and $4,164,591 as of January 31, 2014 and 2013, respectively, has been established against the Company’s deferred tax assets as realization of such assets is uncertain. The Company’s effective tax rate is different from the federal statutory rate of 34% due primarily to operating losses that receive no tax benefit as a result of a valuation allowance recorded for such losses.

Deferred tax assets (liabilities) consist of the following at January 31:

	2014	2013

NOL carry forward	$3,575,748	$3,967,114
Stock options – exercisable	1,164,135	741,971
Contribution carryforward	6,018	8,740
Warrant liability		-
State income taxes	272	544
Accrual to cash	(179,000)	(243,300)
State income taxes, deferred	(403,535)	(310,478)
Net deferred tax asset	4,163,638	4,164,591
Valuation allowance	(4,163,638)	(4,164,591)
	$-	$-

The provision for income taxes differs from the amount computed by applying the federal income tax rate as follows for the year ended January 31:

	2014	2013
Tax computed at the statutory rate (34%)	0.34%	0.34%
Stock options	(0.18)%	(0.06)%
Accrual to cash	-%	-%
Warrant liability	-%	-%
Impairment Loss	-%	-%
Non-cash stock compensation	-%	-%
Change in valuation	(0.16)%	(0.28)%
	-%	-%

As of January 31, 2014, the Company does not have any unrecognized tax benefits related to various federal and state income tax matters. The Company will recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense.

The Company is subject to U.S. federal income tax as well as income tax of multiple state tax jurisdictions. The Company and its subsidiaries’ state income tax returns are open to audit under the statute of limitations for the years ended January 31, 2011 through 2014. The Company does not anticipate material unrecognized tax benefits within the next 12 months.